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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 6, 2007

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                             DEL LABORATORIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                      001-05439                13-1953103
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)                                     IDENTIFICATION NO.)


     726 REXCORP PLAZA, P.O. BOX 9357
          UNIONDALE, NEW YORK                                11553-9357
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                                 (516) 844-2020
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On December 6, 2007, the indirect parent company of Del Laboratories, Inc. (the "COMPANY"), DLI Holding Corp. ("DLI"), entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"), among DLI, DLI Holding LLC, a Delaware limited liability company ("DLI HOLDING LLC"), Coty Inc., a Delaware corporation ("PARENT"), and Bella Acquisition, Inc., a Delaware corporation ("SUB").


         The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, DLI will merge with and into Sub (the "MERGER"), whereupon the separate existence of Sub will cease and DLI will continue as a wholly-owned subsidiary of Parent. Under the Merger Agreement, the issued and outstanding shares of DLI's common stock and DLI's other outstanding equity securities will be converted into the right to receive cash consideration, as specified in the Merger Agreement.

         DLI has made customary representations and warranties in the Merger Agreement, including, among others, representations and warranties as to corporate status, capitalization, conflicts and consents, financial statements, absence of undisclosed liabilities, litigation, material contracts and compliance with laws. DLI has also agreed to certain pre-closing covenants in the Merger Agreement, including, among others, covenants that DLI will, subject to certain exceptions, conduct its business in the ordinary course, and that it will not engage in certain types of transactions during such period. Parent and Sub have also made customary representations, warranties and covenants in the Merger Agreement. Consummation of the Merger is subject to customary closing conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Each party's obligation to consummate the Merger is further subject to certain other conditions, including (i) the accuracy of the representations and warranties of the other party, subject to materiality or material adverse effect qualifications, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement and (iii) in the case of Parent and Sub, the absence of a material adverse effect with respect to DLI. Either party may elect to terminate the Merger Agreement, if it is not in material breach thereof at such time, if the closing under the Merger Agreement does not occur by December 31, 2007.

         Completion of the Merger will constitute a change of control of the Company, triggering (i) repayment obligations under the Company's senior ABL credit facility and (ii) the change of control offer and purchase covenants under the indentures governing its Senior Secured Floating Rate Notes Due 2011 (the "FLOATING RATE NOTES") and Senior Subordinated Notes due 2012.

         In connection with, and subject to consummation of, the Merger, the Company intends to redeem the Floating Rate Notes. The redemption date for the Floating Rate Notes is expected to be January 7, 2008, assuming the Merger is consummated by January 4, 2008. If the Merger is not consummated by such date,
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then the redemption date will be on the business day immediately following the day on which the Merger is consummated. If the Floating Rate Notes have not been redeemed by, or the Merger Agreement is terminated prior to, February 5, 2008, then the expected notice of redemption will automatically be rescinded and the Floating Rate Notes will not be redeemed. The aggregate principal amount of Floating Rate Notes expected to be redeemed is $185,000,000. The redemption price for the Floating Rate Notes is equal to 102% of the principal amount of the Floating Rate Notes plus accrued and unpaid interest to the redemption date. Funds for this redemption will be provided by Parent pursuant to the terms of the Merger Agreement.

         Under the Merger Agreement, Parent also has the right to request the Company to take all reasonably necessary actions, subject to certain exceptions, to redeem the Senior Subordinated Notes due 2012 on February 1, 2008. Funds for the redemption of the Senior Subordinated Notes due 2012 would be provided by Parent pursuant to the terms of the Merger Agreement.

         This report does not constitute a notice of redemption under the indentures for either the Floating Rate Notes or the Senior Subordinated Notes due 2012.

         This Form 8-K includes forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical, but are made based on management's current expectations and beliefs concerning future developments and their potential effects upon the Company and its subsidiaries. There can be no assurance that future developments affecting the Company and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks, uncertainties and other factors, including without limitation, (i) the fact that the Merger is subject to conditions, including Hart-Scott-Rodino clearance, which conditions may not be satisfied or may not be satisfied in a timely manner; (ii) the right of the parties to the Merger Agreement to terminate the Merger Agreement under certain circumstances; (iii) the Company's substantial amount of debt; (iv) delays in introducing new products or failure of consumers to accept new products; (v) actions by competitors which may result in mergers, technology improvement or new product introductions; (vi) the Company's ability to realize cost savings and operational improvements; (vii) the Company's estimates of required inventory reserves if future economic conditions, the timing of new product introductions, customer inventory levels, retailer consolidations, fashion-oriented color cosmetic trends or competitive conditions differ from expectations; (viii) the Company's dependence on certain national chain drug stores, food stores and mass merchandiser relationships due to the concentration in of sales generated by such chains; (ix) changes in fashion-oriented color cosmetic trends; (x) the effect on sales of lower retailer inventory targets;
(xi) the effect on sales of political and/or economic conditions; (xii) the Company's estimates of costs and benefits, cash flow from operations and capital expenditures; (xiii) interest rate changes affecting the Company; (xiv) regulatory requirements and government regulatory action; (xv) failure to maintain satisfactory compliance with good manufacturing practice or requirements; (xvi) changes in product mix to products which are less profitable; (xvii) shipment delays; (xviii) depletion of inventory and increased production costs resulting from disruptions of operations at any of the
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Company's manufacturing or distribution facilities; (xix) foreign currency fluctuations affecting the Company's results of operations and the value of its foreign assets and liabilities; (xx) the relative prices at which the Company sells its products and its competitors sell their products in the same market;
(xxi) the Company's operating and manufacturing costs outside of the United States; (xxii) changes in the laws, regulations and policies, including changes in accounting standards, that affect, or will affect, the Company in the United States and/or abroad; and/or (xxiii) trends in the general economy.


ITEM 8.01.  OTHER EVENTS.


         On December 7, 2007, Parent and the Company issued a joint press release to announce the entry into the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.





ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits.

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99.1               Press Release, issued December 7, 2007
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                                    SIGNATURE





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                         Del Laboratories, Inc.


                                         By:  /s/ JOSEPH SINICROPI
                                              -----------------------------
                                              Joseph Sinicropi
                                              Executive Vice President and
                                              Chief Financial Officer




Dated: December 7, 2007




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                                INDEX OF EXHIBITS


         NUMBER                  DESCRIPTION
         99.1           Press Release, issued December 7, 2007